Investor Presentation November 2018 Fiscal Year 2019 second Quarter Exhibit 99.1

DISCLAIMER Forward Looking Safe Harbor Statement Certain statements contained in this presentation and in related comments by our management include “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include information concerning Booz Allen’s preliminary financial results, financial outlook and guidance, including forecasted revenue, Diluted EPS, Adjusted Diluted EPS, free cash flow, future quarterly dividends, and future improvements in operating margins, as well as any other statement that does not directly relate to any historical or current fact. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “could,” “should,” “forecasts,” “expects,” “intends,” “plans,” “anticipates,” “projects,” “outlook,” “believes,” “estimates,” “predicts,” “potential,” “continue,” “preliminary,” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. These forward-looking statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. A number of important factors could cause actual results to differ materially from those contained in or implied by these forward-looking statements, including those factors discussed in our filings with the Securities and Exchange Commission (SEC), including our Annual Report on Form 10-K for the fiscal year ended March 31, 2018, which can be found at the SEC’s website at www.sec.gov. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made and, except as required by law, we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Note Regarding Non-GAAP Financial Data Information Booz Allen discloses the following information Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow which are not recognized measurements under GAAP, and when analyzing Booz Allen’s performance or liquidity as applicable, investors should (i) evaluate each adjustment in our reconciliation of revenue to Revenue, Excluding Billable Expenses, operating income to Adjusted Operating Income, net income to Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income and Adjusted Diluted Earnings Per Share, and net cash provided by operating activities to Free Cash Flow, and the explanatory footnotes regarding those adjustments, each as defined under GAAP, (ii) use Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue Excluding Billable Expenses, Adjusted Net Income, and Adjusted Diluted EPS in addition to, and not as an alternative to revenue, operating income, net income or diluted EPS as measures of operating results, and (iii) use Free Cash Flow in addition to and not as an alternative to net cash provided by operating activities as a measure of liquidity, each as defined under GAAP. The Financial Appendix includes a reconciliation of Revenue, Excluding Billable Expenses, Adjusted Operating Income, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses, Adjusted Net Income, Adjusted Diluted EPS, and Free Cash Flow to the most directly comparable financial measure calculated and presented in accordance with GAAP. Booz Allen presents these supplemental performance measures because it believes that these measures provide investors and securities analysts with important supplemental information with which to evaluate Booz Allen’s performance, long term earnings potential, or liquidity, as applicable and to enable them to assess Booz Allen’s performance on the same basis as management. These supplemental performance and liquidity measurements may vary from and may not be comparable to similarly titled measures by other companies in Booz Allen’s industry. With respect to our expectations regarding our fiscal 2019 full year outlook, reconciliation of Adjusted Diluted EPS guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict our stock price, equity grants and dividend declarations during the course of fiscal 2019. Projecting future stock price, equity grants and dividends to be declared would be necessary to accurately calculate the difference between Adjusted Diluted EPS and GAAP EPS as a result of the effects of the two-class method and related possible dilution used in the calculation of EPS. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. We expect the variability of the above charges to have an unpredictable, and potentially significant, impact on our future GAAP financial results. In addition, management may discuss its expectation for EBITDA margin from time to time. A reconciliation of EBITDA margin guidance to the closest corresponding GAAP measure is not available without unreasonable efforts on a forward-looking basis due to our inability to predict specific quantifications of the amounts that would be required to reconcile such measures. Consequently, any attempt to disclose such reconciliation would imply a degree of precision that could be confusing or misleading to investors. All financial information for fiscal years 2017 and 2018 presented herein is as previously reported in our Annual Report on Form 10-K for the fiscal year ended March 31, 2018.  Booz Allen is not required to retroactively recast any such financial information for the effects of ASC 606 and ASU 2017-07 until its Annual Report on Form 10-K for the fiscal year ended March 31, 2019.  As such, the financial information presented herein for fiscal years 2017 and 2018 does not reflect any impact of ASC 606 and ASU 2017-07. Unless otherwise specified, all references to “record” results are with respect to the period since Booz Allen’s initial public offering.

Booz Allen continues its 100+ year history as an industry leader Data as of 3/31/18 We bring bold thinking and a desire to be the best in our work in consulting, analytics, digital solutions, engineering, and cyber, focused on agencies ranging from defense to health, energy, and international development $6.2 billion in FY18 REVENUE 97% of FY18 revenue was derived from the U.S. government, including Intel, Defense, and Civil agencies 91% of our FY18 revenue was derived from engagements on which we acted as the prime contractor Founded in 1914 Headquartered in McLean, VA 25,300+ NUMBER OF EMPLOYEES As of September 30, 2018 Approximately 69%(1) of staff with security clearances November 2010 IPO SINGLE P&L $585 million in FY18 ADJUSTED EBITDA Our employees work at 400+ locations in 20+ countries

Booz Allen continues to execute on Vision 2020, driving modern solutions in an ever changing mission environment


After the spin-off of our commercial consulting arm, Booz Allen become a pure play Government Services firm, solely focused on delivering excellence to our mission partners
Founded by Edwin Booz in Chicago
Advisor to Chrysler ensuring a successful recovery with support of government lending
Supported GSA in overhauling its telecommunications network (largest contract to date at that time at $620M)
Spin-off of commercial consulting business; Carlyle becomes majority shareholder
Acquired Defense Systems Engineering & Support
Support DoD GTMP to strengthen national security interests and protect U.S. Armed Forces (largest contract to date at $937M)
Carlyle completes ownership exit
1914
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Hired to help U.S. Navy prepare for WWII
Began serving the U.S. Army
Engaged by NFL to assist with the merger of the AFL and NFL
Received NASA space station contract (first contract over $100M)
Engaged as key contractor supporting the creation of DHS
Initial Public Offering
Launched the Vision 2020 Strategy
Opened Innovation Center in Washington, DC
Acquired digital service business Aquilent
In 1940, we began serving the U.S. government by advising the Secretary of the Navy in preparation for World War II
Vision 2020 moved us closer to the center of our clients' core missions – key focus areas include: Increasing technical content of work, attracting and retaining superior talent, leveraging innovation to deliver end-to-end solutions, creating a network of external partners, and expanding into commercial and international markets

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Focuses on delivering transformational solutions in the areas of decision analytics, automation, and data science, as well as new or emerging areas. Combines the power of modern systems development techniques and cloud platforms with machine learning to transform customer and mission experiences. Delivers engineering services and solutions to define, develop, implement, sustain, and modernize complex physical systems. Focuses on active prevention, detection, and cost effectiveness for cybersecurity needs. Applies and scales the use of machine learning to transform how clients perform their missions and run their organizations where people and increasingly intelligent machines collaborate to solve problems. Use high-energy lasers or high-powered microwaves to efficiently disrupt or damage targets with non-kinetic, speed-of-light engagement. Focuses on the talent and expertise needed to solve client problems and develop mission-oriented solutions. Capabilities strategically aligned with customer priorities today… Booz Allen’s comprehensive suite of service offerings continues to be augmented in areas of “option value”, with Artificial Intelligence and Directed Energy being two of many areas of focus and investment Consulting Analytics Digital Solutions Engineering Cyber Artificial Intelligence Direct Energy …combined with Strategic investments in innovative capabilities anticipating customers’ needs tomorrow

Strategy Successful execution of Vision 2020 reflects our ability to reinvent ourselves Ability to Integrate We merge our consulting expertise with advanced technical capabilities and mission knowledge to create integrated capabilities We attribute our business and financial success to five key areas of differentiation Agility We anticipate the needs of the market and quickly move capabilities and talent to respond to client demands Channels Our mature, large-scale channels enable us to shape future growth Culture Our purpose, as a firm, is to empower people to change the world, and we are committed to our employees Key Areas of Differentiation

Booz Allen’s diversified revenue base, resulting from a high-quality and diversified contract portfolio, minimizes volatility Delivered on 4,997 U.S. government contracts and task orders (1) Largest definite contract accounted for 2.2% of revenue 75% of revenue was derived from over 3,900 active task orders under indefinite delivery, indefinite quantity (IDIQ) contract vehicles Largest task order under an IDIQ contract represented 2.7% revenue Largest IDIQ contract vehicle represented 6.2% of revenue Contract mix Win rate (1) High concentration as a prime contractor provides significant direct contact with our clients’ senior leaders, which in turn allows us to develop unique insights in understanding their needs and serving as their strategic partner Prime/Sub Contract information is based on FY18 results

Booz Allen provides services to a broad customer base spanning the U.S. Government, international and commercial clients Commercial: Financial Services, Health and Life Sciences, Energy, Transportation International: Middle East, North Africa Region, and Select Asian Markets GLOBAL / COMMERCIAL (3.2%) U.S. Intelligence Agencies: National Security Agency, National Geospatial-Intelligence Agency, National Reconnaissance Office Military Intelligence Agencies: Defense Intelligence Agency, Service Intelligence Centers, Intelligence Surveillance Reconnaissance Units INTEL (24.2%) Air Force Army Joint Combatant Commands Navy/Marine Corps DEFENSE (45.9%) FY17 Revenue by Market (1) FY18 CIVIL (26.7%) Homeland Security Health & Human Services Veterans Affairs Treasury Justice Client listing includes significant clients based on revenue, but the lists are not all inclusive

Booz Allen’s large and growing addressable market provides ample opportunity for continued growth… U.S. Office of Management and Budget. 2017 Budget U.S. Government Total Contracted Addressable Contracted + INTEL, COMMERCIAL & INTERNATIONAL U.S. GOVERNMENT 2018 DISCRETIONARY BUDGET (1) + INTEL CAGR 2017-23 +4.4% Historical = Projected = TOTAL CONTRACTOR-ADDRESSABLE SERVICES SPENDING (GFY17-GFY23) ($B) $394B $124B

…while our firm boasts a history of growing faster than the government budget and our overall addressable market Source: Federal Procurement Data Systems (FPDS) FY09 and FY10 discretionary government budget growth rates impacted by the American Reinvestment and Recovery Act (ARRA) Based on government fiscal year; assumes government fiscal year 2017 aligns to Booz Allen fiscal year 2018 Addressable market defined as spending directed towards private contractors for management, technology, and engineering services Cumulative growth rates over time show significant market share gains (1) 20 Year CAGR = 12% (4) (2) (2) (3)

Currently in its sixth year of implementation, we’re in the “payoff period” of our Vision 2020 growth strategy Key Elements Moving closer to the center of our clients’ core mission Increasing the technical content of our work Attracting and retaining superior talent in diverse areas of expertise Leveraging innovation to deliver complex, differentiated, end-to-end solutions Creating a broad network of external partners and alliances Expanding into commercial and international markets

As a result of Vision 2020, Booz Allen anticipates our strong financial performance will continue ACCELERATING ADJUSTED EBITDA, ADEPS GROWTH ORGANIC REVENUE GROWTH CONSISTENTLY ABOVE MARKET (1), (2), (3) Gov Services Industry includes Leidos, SAIC, ManTech, CACI, Engility, and CSRA (through Q3 FY18) Organic growth reflects disclosed commentary (through SEC filing, presentation, or transcript) around organic growth performance Source: Company presentations, SEC filings, and earnings transcripts

$17B in Opportunities in Pre-Proposal Strong backlog growth is also a direct result of superior planning, preparation and execution of the firms strategic initiatives FY13 backlog excludes backlog gained in the BES acquisition Pipeline data as of 3/31/2018 SOLID BACKLOG GROWTH PROVIDES STRONG REVENUE VISIBILITY ($B) Expecting Strong FY19 Bookings $25B QUALIFIED PIPELINE(2), +10% YOY (60% New Work) $8B in Proposals Submitted +15% +18% +26%

Post-recession, Booz Allen has established a track record of deploying capital to deliver shareholder value TSR as of 10/30/2018 and assumes dividend reinvested – Capital Deployed as of FY’18 Capital deployed since IPO(1): ~$2.9B ($B) Capital deployed and TSR Performance SINCE IPO TSR Since IPO : 544%(1) Quarterly Div.

UNIQUE MARKET POSITION Investment Thesis 50% ADEPS Growth (+~2% Dividend Yield) OPTION VALUE STRONG FINANCIAL RETURNS = + ~$2 3-year goals: ADEPS ADEPS 6–9% 10–30 bps ~$1.4B Annual Revenue Growth Margin Expansion Capital Deployment, Incl Dividends ~$3 FY18 FY21

Quarterly performance: Q2 FY19

Q2 FY19 Performance: Aligned with Investment Thesis Investments in innovation, talent, and capabilities position us to help clients adopt current and new technologies First mover advantage enhanced by our ability to combine mission knowledge, consulting heritage and technical depth Creating value for critical missions and top priorities = Unique Market Position Strong Financial Returns 50% ADEPS Growth 6 - 9% Annual Revenue Growth 10 - 30 bps Margin Expansion ~$1.4B in Capital Deployment Option Value + Year-to-date ADEPS up significantly; FY19 guidance raised and narrowed Successful implementation of new cash management strategy; expectations for operating cash flow increased Strong margin performance; ahead of expectations for FY19 Growth in revenue ex-billables driving earnings growth Expanding talent base, plus record total backlog, funded backlog and book-to-bill since IPO Capital deployment for FY19 on pace Launched District Defend – Patented technology embedded in Dell hardware that allows clients to securely manage highly sensitive or classified information on mobile devices Potential to become significant contributor to financial performance in medium to long-term Investment Thesis

Key Financial Results SECOND QUARTER FISCAL YEAR 2019 PRELIMINARY RESULTS Comparisons are to prior fiscal period SECOND QUARTER (1) FIRST HALF (1) Revenue $1.6 billion 4.6% Increase $3.3 billion 6.4% Increase Revenue, Excluding Billable Expenses $1.1 billion 7.2% Increase $2.3 billion 8.2% Increase Adjusted EBITDA $164 million 10.0% Increase $342 million 17.4% Increase Net Income $93 million 25.9% Increase $197 million 36.5% Increase Adjusted Net Income $97 million 31.5% Increase $202 million 39.3% Increase Diluted EPS $0.64 30.6% Increase $1.36 41.7% Increase Adjusted Diluted EPS $0.68 36.0% Increase $1.40 44.3% Increase Total Backlog $21.4 billion 28.1% Increase

Capital Allocation DELIVERING STRONG CAPITAL RETURNS THROUGH EFFICIENT CAPITAL DEPLOYMENT STRATEGY Our FY19 and multi-year capital deployment plans remain on track Aim to deploy $350 million this year, subject to market conditions Aim to deploy $1.4 billion over the next three years Returned $68 million to shareholders in dividends and share repurchases during the quarter, equating to ~$144 million year to date Approximately $413 million of share repurchase authorization remained as of September 30, 2018 Improved free cash flow generation and attractive debt capital markets promote financial flexibility

Goal of 10-30 bps adjusted EBITDA margin improvement over 3 years Margin levers Mix shift—commercial, international Fixed-price technology work Emerging businesses Operating scale Potential Limits on Margin expansion Growth in defense and intelligence work – typically higher proportion of cost-plus work Pursuit of larger, more complex bids - can include higher billable expense ratio Continued investment in growth and hiring ACCELERATING ADJUSTED EBITDA AND ABILITY TO DRIVE MARGINS WHEN NEEDED ($M) Adjusted EBITDA Margin Outlook

appendix

Non-GAAP Financial Information "Revenue, Excluding Billable Expenses" represents revenue less billable expenses. We use Revenue, Excluding Billable Expenses because it provides management useful information about the Company's operating performance by excluding the impact of costs that are not indicative of the level of productivity of our consulting staff headcount and our overall direct labor, which management believes provides useful information to our investors about our core operations. "Adjusted Operating Income" represents operating income before: (i) adjustments related to the amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group (the “Carlyle Acquisition”), and (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. We prepare Adjusted Operating Income to eliminate the impact of items we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. "Adjusted EBITDA" represents net income before income taxes, net interest and other expense and depreciation and amortization and before certain other items, including transaction costs, fees, losses, and expenses, including fees associated with debt prepayments. “Adjusted EBITDA Margin on Revenue” is calculated as Adjusted EBITDA divided by revenue. Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses is calculated as Adjusted EBITDA divided by Revenue, Excluding Billable Expenses. The Company prepares Adjusted EBITDA, Adjusted EBITDA Margin on Revenue, and Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses to eliminate the impact of items it does not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary or non-recurring nature or because they result from an event of a similar nature. "Adjusted Net Income" represents net income before: (i) adjustments related to the amortization of intangible assets resulting from the Carlyle Acquisition, (ii) transaction costs, fees, losses, and expenses, including fees associated with debt prepayments, (iii) amortization or write-off of debt issuance costs and write-off of original issue discount, (iv) release of income tax reserves, and (v) re-measurement of deferred tax assets and liabilities as a result of the 2017 Tax Act in each case net of the tax effect where appropriate calculated using an assumed effective tax rate. We prepare Adjusted Net Income to eliminate the impact of items, net of tax, we do not consider indicative of ongoing operating performance due to their inherent unusual, extraordinary, or non-recurring nature or because they result from an event of a similar nature. We view net income excluding the impact of the re-measurement of the Company's deferred tax assets and liabilities as a result of the 2017 Tax Act as an important indicator of performance consistent with the manner in which management measures and forecasts the Company's performance and the way in which management is incentivized to perform. "Adjusted Diluted EPS" represents diluted EPS calculated using Adjusted Net Income as opposed to net income. Additionally, Adjusted Diluted EPS does not contemplate any adjustments to net income as required under the two-class method as disclosed in the footnotes to the consolidated financial statements. "Free Cash Flow" represents the net cash generated from operating activities less the impact of purchases of property and equipment.

Non-GAAP Financial Information

(In thousands, except share and per share data)	Three Months Ended September 30, 2018	Three Months Ended September 30, 2017	Six Months Ended September 30, 2018	Six Months Ended September 30, 2017
	(Unaudited)		(Unaudited)	
Revenue, Excluding Billable Expenses				
Revenue	$ 1,613,997	$ 1,542,805	$ 3,260,845	$ 3,065,815
Billable expenses	478,349	483,556	955,784	935,220
Revenue, Excluding Billable Expenses	$ 1,135,648	$ 1,059,249	$ 2,305,061	$ 2,130,595
Adjusted Operating Income				
Operating Income	$ 143,751	$ 132,889	$ 305,363	$ 259,554
Transaction expenses (a)	3,660	—	3,660	—
Adjusted Operating Income	$ 147,411	$ 132,889	$ 309,023	$ 259,554
EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin on Revenue & Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses				
Net income	$ 92,713	$ 73,647	$ 196,917	$ 144,259
Income tax expense	27,174	36,946	60,337	73,111
Interest and other, net (b)	23,864	22,296	48,109	42,184
Depreciation and amortization	16,426	16,046	32,579	31,495
EBITDA	160,177	148,935	337,942	291,049
Transaction expenses (a)	3,660	—	3,660	—
Adjusted EBITDA	$ 163,837	$ 148,935	$ 341,602	$ 291,049
Adjusted EBITDA Margin on Revenue	10.2%	9.7%	10.5%	9.5%
Adjusted EBITDA Margin on Revenue, Excluding Billable Expenses	14.4%	14.1%	14.8%	13.7%
Adjusted Net Income				
Net income	$ 92,713	$ 73,647	$ 196,917	$ 144,259
Transaction expenses (a)	3,660	—	3,660	—
Re-measurement of deferred tax assets/liabilities (c)	1,064	—	1,064	—
Amortization or write-off of debt issuance costs and write-off of original issue discount	1,205	663	1,868	1,321
Adjustments for tax effect (d)	(1,265)	(265)	(1,437)	(528)
Adjusted Net Income	$ 97,377	$ 74,045	$ 202,072	$ 145,052
Adjusted Diluted Earnings Per Share				
Weighted-average number of diluted shares outstanding	143,708,909	148,887,497	144,215,073	149,376,875
Adjusted Net Income Per Diluted Share (e)	$ 0.68	$ 0.50	$ 1.40	$ 0.97
Free Cash Flow				
Net cash provided by operating activities	$ 301,604	$ 174,067	$ 274,567	$ 178,062
Less: Purchases of property and equipment	(19,207)	(25,453)	(39,672)	(36,989)
Free Cash Flow	$ 282,397	$ 148,614	$ 234,895	$ 141,073

(a) Reflects debt refinancing costs incurred in connection with the refinancing transaction consummated on July 23, 2018.

(b) Reflects the combination of Interest expense and Other income (expense), net from the condensed consolidated statement of operations.

(c) Reflects the adjustment made to the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Company's assessment of new guidance issued during the second quarter of fiscal 2019 regarding the 2017 Tax Act.

(d) Fiscal 2018 reflects the tax effect of adjustments at an assumed effective tax rate of 40%. For fiscal 2019 with the enactment of the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 26%, which approximates a blended federal and state tax rate for fiscal 2019, and consistently excludes the impact of other tax credits and incentive benefits realized.

(e) Excludes an adjustment of approximately $0.6 million and $1.2 million of net earnings for the three and six months ended September 30, 2018, respectively, and excludes an adjustment of approximately $0.7 million and $1.3 million of net earnings for the three and six months ended September 30, 2017, respectively, associated with the application of the two-class method for computing diluted earnings per share.

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Non-GAAP Financial Information (a) a The use and definition of Non-GAAP financial measurements can be found in the company's public filings b Reflects stock-based compensation expense for options for Class A Common Stock and restricted shares, in each case, issued in connection with the acquisition of our Company by the Carlyle Group under the Officers' Rollover Stock Plan. Also reflects stock-based compensation expense for Equity Incentive Plan Class A Common Stock options issued in connection with the acquisition of our Company by the Carlyle Group under the Equity Incentive Plan. c Reflects amortization of intangible assets resulting from the acquisition of our Company by The Carlyle Group. d Fiscal 2013 reflects debt refinancing costs associated with the Recapitalization Transaction consummated on July 31, 2012. Fiscal 2015 reflects debt refinancing costs associated with the refinancing transaction consummated on May 7, 2014. Fiscal 2017 reflects debt refinancing costs associated with the refinancing transaction consummated on July 13, 2016. e Release of pre-acquisition income tax reserves assumed by the Company in connection with the acquisition of our Company by The Carlyle Group f Reflects the provisional income tax benefit associated with the re-measurement of the Company's deferred tax assets and liabilities as a result of the Tax Cuts and Jobs Act (the "2017 Tax Act”). g Fiscal periods before 2018 reflect the tax effect of adjustments at an assumed effective tax rate of 40%. Beginning in the third quarter of fiscal 2018 with the enactment of the 2017 Tax Act, adjustments are reflected using an assumed effective tax rate of 36.5%, which approximates a blended federal and state tax rate for fiscal 2018, and consistently excludes the impact of other tax credits and incentive benefits realized. h Excludes adjustments associated with the application of the two-class method for computing diluted earnings per share.

Financial Results – Key Drivers Second Quarter Fiscal 2019 – Below is a summary of the key factors driving results for the fiscal 2019 second quarter ended September 30, 2018 as compared to the prior year: Revenue increased by 4.6% to $1.6 billion driven primarily by continued strength in client demand, which led to a total headcount increase of more than 1,100 and an increase in direct client staff labor, as well as improved contract performance. Revenue, Excluding Billable Expenses increased 7.2% to $1.1 billion due to increased client demand which led to increased client staff headcount, an increase in direct client staff labor, and improved contract performance. Operating Income increased 8.2% to $143.8 million and Adjusted Operating Income increased 10.9% to $147.4 million. Increases in both were primarily driven by the same factors driving revenue growth, as well as improved contract performance. Net income increased 25.9% to $92.7 million and Adjusted Net Income increased 31.5% to $97.4 million. These increases were primarily driven by the same factors as Operating Income and Adjusted Operating Income. Additionally, Net Income and Adjusted Net Income benefited from the Company’s recognition of an additional income tax benefit of approximately $15.5 million driven by a lower federal corporate tax rate. The increases in Net Income and Adjusted Net Income were partially offset by an increase in interest expense of $1.3 million primarily due to rising LIBOR rates. EBITDA increased 7.5% to $160.2 million and Adjusted EBITDA increased 10.0% to $163.8 million. These increases were due to the same factors as Operating Income and Adjusted Operating Income. Diluted EPS increased to $0.64 from $0.49 and Adjusted Diluted EPS increased to $0.68 from $0.50. The increases were primarily driven by the same factors as Net Income and Adjusted Net Income, as well as a lower share count in the second quarter of fiscal 2019. As of September 30, 2018, total backlog was $21.4 billion, an increase of 28.1% .  Funded backlog was $4.2 billion, an increase of 16.5%. Six Months Ended September 30, 2018 – Booz Allen's cumulative performance for the first two quarters of fiscal 2019 has resulted in: Net cash provided by operating activities was $274.6 million as of September 30, 2018 as compared to $178.1 million in the prior year period. The increase was primarily due to increased efficiencies related to working capital and increased operating cash that aligns with net income growth over the same period. Free Cash Flow was $234.9 million as of September 30, 2018 as compared to $141.1 million as of September 30, 2017. The increase was due to the same factors affecting cash provided by operating activities, partially offset by an increase in capital expenditures related to software and infrastructure investments to support operations and growth. We expect to generate operating cash flow of approximately $460 million to $500 million and spend approximately $100 million on capital expenditures for fiscal 2019. This would result in a fiscal 2019 free cash flow range of approximately $360 million to $400 million. Assuming the midpoint of our fiscal 2019 free cash flow range, or approximately $380 million, and growing fiscal 2019 revenue to approximately $6.6 billion, the midpoint of our fiscal 2019 revenue guidance range of 6 to 8 percent growth over fiscal 2018, we expect our free cash flow as a percentage of our revenue to be approximately 5.8 percent for fiscal 2019.

Shareholder and Stock Information Transfer Agent & Registrar Computershare www.computershare.com/investor/ P.O. Box 30170 College Station, TX 77842-3170 Phone: 866-390-3908 Computershare maintains records for registered stockholders and provides stockholder services at no charge, including: Independent Registered Public Accounting Firm – Ernst & Young LLP – Tysons, VA Leadership Team Board of Directors Change of name or address Consolidation of accounts Duplicate mailings Lost stock certificates Transfer of stock to another person Additional administrative services Horacio D. Rozanski – President and CEO Lloyd W. Howell, Jr. – Executive Vice President, CFO and Treasurer Kristine Martin Anderson – Executive Vice President Karen M. Dahut – Executive Vice President Nancy J. Laben – Executive Vice President, Chief Legal Officer and Secretary Gary D. Labovich – Executive Vice President Christopher Ling – Executive Vice President Joseph W. Mahaffee – Executive Vice President, Chief Administrative Officer Angela M. Messer – Executive Vice President, Chief Transformation Officer Susan L. Penfield – Executive Vice President Elizabeth M. Thompson – Executive Vice President, Chief People Officer Dr. Ralph W. Shrader – Chairman, Independent Joan Lordi C. Amble – Independent Melody C. Barnes – Independent Peter Clare – Independent Michèle Flournoy – Independent Ian Fujiyama – Independent Mark Gaumond – Independent Ellen Jewett – Independent Arthur E. Johnson – Independent Gretchen W. McClain – Independent Philip A. Odeen – Independent Charles O. Rossotti – Independent Horacio D. Rozanski – President and CEO

Shareholder and Stock Information Website: investors.boozallen.com Contact Information Investor Relations Nicholas Veasey Director of Investor Relations 703/377-5332 Veasey_Nicholas@bah.com Media James Fisher Principal, Media Relations 703/377-7595 Fisher_James_W@bah.com Corporate Governance Nancy Laben Executive Vice President, Chief Legal Officer and Secretary 703/377-9042 Laben_Nancy@bah.com